UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021 (January 19, 2021)

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman		KY1-1104 Cayman Islands (Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Inducement Plan

In October 2020 SMART Global Holdings, Inc. (“SGH” or the “Company”) announced its intention to acquire certain assets in connection with the LED business of Cree, Inc. (the “Asset Acquisition”). If the Asset Acquisition is consummated, the Company expects to hire approximately 1,900 new employees.

In preparation for consummation of the Asset Acquisition, and for other new hires, the Company has determined to adopt the SMART Global Holdings, Inc. 2021 Inducement Plan, to be effective as of February 15, 2021 (the “Inducement Plan”). The general purpose of this Inducement Plan is to authorize equity awards outside of the Company’s shareholder-approved SMART Global Holdings, Inc. Amended and Restated 2017 Share Incentive Plan (the “2017 Plan”) to provide inducements for certain individuals to enter into employment with the Company and its subsidiaries within the meaning of Rule 5635(c)(4) of the Nasdaq Marketplace Rules, and to motivate such persons to contribute to, and to enable them to share in any long-term growth and financial success the Company may experience. The Inducement Plan authorizes inducement awards with respect to up to 2,000,000 ordinary shares of SGH.

The Company expects to utilize awards under the Inducement Plan to induce employees of the Cree, Inc. LED business to accept employment with the Company and its subsidiaries in connection with consummation of the Asset Acquisition, as well as to induce other new hires to accept employment. Participants may include employees who, when hired, will be executive officers of the Company.

Forward-Looking Statements

This report contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe” or other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the Company’s actual results to differ materially from those set forth in such forward-looking statements. Certain of such risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the year ended August 28, 2020. The Company does not undertake to update the forward-looking statements included in this report to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	SMART Global Holdings, Inc. 2021 Inducement Plan (effective as of February 15, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMART Global Holdings, Inc.

By:	/s/ Bruce Goldberg
	Name:	Bruce Goldberg
	Title:	Vice President, Chief Legal and Compliance Officer

January 22, 2021